NEITHER THIS NOTE, NOR ANY SECURITY ISSUABLE UPON CONVERSION HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS.  NO INTEREST IN THIS NOTE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF ITS COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

SENTISEARCH, INC.

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$50,000	As of October 26, 2009

SentiSearch, Inc. (together with its successors, the “Company”), a Delaware corporation, for value received, hereby promises to pay to Frederick R. Adler or registered assigns (the “Holder”), the principal sum, plus all accrued interest at the rate of 4% per annum, of Fifty Thousand Dollars ($50,000) on the Demand Maturity Date (as defined in Section 1.5 below).

1.           Interest and Payment

1.1           Interest shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 365 days.

1.2           Payments of principal and accrued interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the Holder hereof at its address shown in the register maintained by the Company for such purpose.

1.3           All payments received on account of this Note shall be applied first to the payment of accrued and unpaid interest on this Note and then to the reduction of the unpaid principal amount of this Note. In case the entire principal amount of this Note is paid or this Note is purchased by the Company, this Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the paid principal amount of any Note.

1.4           If any payment due on account of this Note shall fall due on a day other than a business day, then such payment shall be made on the first business day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following business day, such interest shall accrue and be payable to (but not including) the actual date of payment, and the amount of the next succeeding interest payment shall be adjusted accordingly.

1.5           The Holder shall have the right, at any time on or after the Target Date (as defined below) to make a demand for payment of the unpaid principal balance of, and interest on this Note, and on the third (3rd) business day following such date (the “Demand Maturity Date”), the outstanding principal balance of, and, unpaid interest on, this Note shall become due and payable.  The “Target Date” means the earlier of (i) the date on which the Company publicly announces a joint venture or strategic relationship, the execution of a license, or similar agreement with a third-party with respect to the Company’s technology (the “Announcement”) and (ii) the date on which the Company files with the Securities and Exchange Commission (the “SEC”) an annual report on Form 10-K which includes audited financial statements for the year ending December 31, 2009.

1.6           Upon twenty (20 days’ prior written notice to the Holder which may be delivered at any time after the last day of the Measurement Period (as defined in Section 3.1 below), the Company may at any time prepay, in whole or in part (but, if in part only, then not less than $25,000 in principal amount or an integral multiple thereof), the principal amount of this Note, without penalty or premium.  Each notice of prepayment under this Section 1.6 shall specify the date fixed for such prepayment, the principal amount hereof to be prepaid on such date, the amount of unpaid interest that will have accrued to such date on such principal amount and the then effective Conversion Price (as defined in Section 3.1 below) and shall state that the Holder may, in lieu of accepting such payment, convert all or any part of such principal amount and accrued interest pursuant to Section 3 hereof at any time prior to the date so fixed for such prepayment.  On the date so fixed for such prepayment, the principal amount specified in such notice of prepayment, together with all unpaid interest on such principal amount accrued to such date, shall become due and payable.

2.           Registration; Exercise; Substitution

2.1           The Company will keep at its principal executive office a register for the registration and transfer of this Note.  The name and address of the Holder of this Note, each transfer hereof made in accordance with Section 2.2(a) and the name and address of each transferee of this Note shall be registered in such register.  The person in whose name this Note shall be registered shall be deemed and treated as the owner and holder thereof, and the Company shall not be affected by any notice or knowledge to the contrary, other than in accordance with Section 2.2(a)

2.2           (a)  Upon surrender of this Note at the principal executive office of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder or the Holder’s attorney duly authorized in writing, the Company will execute and deliver, at the Company’s expense (except as provided in Section 2.2(c)), a new Note (or Notes) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Subject to Section 2.2(b), the new Note(s) shall be registered in such name(s) as the Holder may request.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note, if no interest shall have been paid thereon. Each such new Note shall carry the same rights to unpaid interest and interest to accrue on the unpaid principal amount thereof as were carried by the Note so exchanged or transferred.

(b)           This Note has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof.  Accordingly, notwithstanding Section 2.2(a), neither this Note nor any interest thereon may be offered for sale, sold or transferred in the absence of registration and qualification of this Note under applicable federal and state securities laws or an opinion of counsel of the Holder reasonably satisfactory to the Company that such registration and qualification are not required.  This Note shall not be transferred in denominations of less than $1,000 and integral multiples thereof, provided that the Holder may transfer this Note as an entirety regardless of the principal amount thereof.

2.3           Upon receipt by the Company from the Holder of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note  and (a) in the case of loss, theft or destruction, upon indemnity reasonably satisfactory to the Company; or (b) in the case of mutilation, upon surrender and cancellation thereof; the Company at its own expense will execute and deliver, in lieu thereof, a replacement Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note, if no interest shall have been paid thereon.

2.4           The Company will pay taxes (if any) due (but not, in any event, income taxes of the Holder) in connection with and as the result of the initial issuance of this Note and in connection with any modification, waiver or amendment of this Note and shall save the Holder harmless, without limitation as to time, against any and all liabilities with respect to all such taxes

3.           Conversion

3.1           Commencing on the last day of the Measurement Period (as defined below), the Holder may convert the outstanding principal amount of this Note, and accrued and unpaid interest thereon (or a portion of such outstanding principal amount as provided in Section 3.3) into fully paid and nonassessable shares (the “Conversion Shares”) of common stock, par value $.0001 per share, of the Company (the “Common Stock”) at any time until the outstanding principal amount of this Note and accrued and unpaid interest thereon is paid in full, at the Conversion Price then in effect.  The number of shares of Common Stock issuable upon conversion of this Note shall be determined by dividing the principal amount (and accrued and unpaid interest, if any) to be converted by the conversion price in effect on the Conversion Date, defined below (the “Conversion Price”).  The Conversion Price on the Conversion Date shall be the greater of (i) the average of the Fair Market Value of the Common Stock on each day during the Measurement Period and (ii) $0.05, in any case, subject to adjustment as provided in Section 3.

“Fair Market Value” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the Nasdaq Stock Market, the new York Stock Exchange, the American Stock Exchange or the OTC Bulletin Board, the closing sale price of the Common Stock for such date (or the nearest preceding date) on such market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P.; (b) if the Common Stock is not then listed or quoted on any market if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c ) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a resolution of the Board of Director of the Company and reasonably acceptable to the Holder.

“Measurement Period” means the first five (5) trading days commencing on the trading day immediately following the Target Date.

The provisions of this Note that apply to conversion of the outstanding principal amount of this Note pursuant to this Section 3 and accrued and unpaid interest thereon also apply to a partial conversion of this Note.  The Holder is not entitled to any rights of a holder of Conversion Shares until the Holder has converted this Note (or a portion thereof) into Conversion Shares, and only to the extent that this Note is deemed to have been converted into Conversion Shares under this Section 3.

3.2           To convert all or a portion of this Note, the Holder must (a) complete and sign a notice of election to convert substantially in the form annexed hereto (each, a “Conversion Notice”), (b) furnish appropriate endorsements or transfer documents if required by the Company and (c) pay any transfer or similar tax, if required.  The date on which the Holder satisfies all of such requirements is the conversion date (the “Conversion Date”).  On the Conversion Date, the number of Conversion Shares issued shall be registered in the name of the Holder on the register maintained by the Company.  As soon as practicable, the Company will deliver, or cause to be delivered, to the Holder a certificate for the number of whole Conversion Shares issuable upon such conversion and a check for any fractional Conversion Share determined pursuant to Section 3.4.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Note to the Company until the principal amount of this Note has been converted (or repaid) in full, in which case, the Holder shall surrender this Note to the Company for cancellation within three (3) Trading Days of the date the final Conversion Notice is delivered to the Company.  Partial conversions shall have the effect of lowering principal amount of this Note and accrued interest on this Note in an amount equal to the principal amount of and/or interest on the Note so converted.  The Holder and the Company hall maintain records showing the principal amount of the Note so converted (or repaid) and the date of such conversions (or repayments).  The Company shall deliver any objection to any Conversion Notice within two (2) Trading Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.  The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following the conversion of a portion of this Note hereunder, the principal amount of and accrued interest on this Note at any given time may be less than the amount stated on the face hereof.

3.3           In the case of a partial conversion of this Note for which the Holder has surrendered the Note to the Company, upon such conversion, the Company shall execute and deliver to the Holder, at the expense of the Company, a new Note in an aggregate principal amount equal to the unconverted portion of the principal amount.  This Note may be converted in part in a principal amount equal to $1,000 or an integral multiple thereof, unless the Company consents to conversion of another principal amount or unless the outstanding principal amount of this Note is less than $1,000, in which case, only such outstanding principal amount and accrued and unpaid interest thereon is convertible into Conversion Shares.

3.4           No fractional Conversion Shares shall be issued upon conversion of this Note.  Instead of any fractional Conversion Share which would otherwise be issuable upon conversion of this Note, the number of Conversion Shares issuable upon conversion of this Note or a portion thereof, shall be rounded to the next lowest number.

3.5           In case the Company shall pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of the numerator and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination.  For the purposes of this Section 3.5(c), the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company.  The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

3.6           In the event that the Company shall at any time prior to the conversion in full of the Note declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the Note to the extent of the unconverted portion thereof shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the conversion thereof, to receive, upon conversion of such unconverted portion of the Note, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution.  At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection.

3.7           In case the Company shall fail to take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of Common Stock, then such record date shall be deemed to be the date of the issue of the shares of Common Stock deemed to have been issued as a result of the declaration of such dividend or other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

3.8           In case the outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

3.9         Notice of Certain Events.

(a)           In the event that:  (i) the Company takes any action which would require an adjustment in the Conversion Price; (ii) the Company takes any action described in Section 3.10(a), (b) or (c); or (iii) there is a dissolution or liquidation of the Company; the Holder may wish to convert this Note into shares of Conversion Shares prior to the record date for or the effective date of the transaction so that such Holder may receive the securities or assets which a holder of Common Stock on that date may receive.  Therefore, the Company shall give notice to the Holder in accordance with the provisions of this Section 3.9 stating the proposed record or effective date, as the case may be, which notice shall be given prior to the proposed record or effective date and, in any case, no later than notice of such transaction is given to holders of Common Stock.  Failure to give such notice or any defect therein shall not affect the validity of any transaction referred to in clause (i), (ii) or (iii) of this Section.

(b)           The Company shall, upon (i) the occurrence of any adjustment to the Conversion Price pursuant to this Section 3 (including the determination of the Conversion Price on the last day of the Measurement Period) or (ii) the reasonable written request at any time of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (x) such adjustment and readjustment and sharing in reasonable detail the facts upon which such adjustment or readjustment is made, (y) the Conversion Price at the time in effect, and (z) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the portion of this Note specified in such request.

3.10        If any of the following shall occur, namely:

(a)           any reclassification or change of outstanding Common Stock issuable upon conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

(b)           any consolidation or merger to which the Company is a party, other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or as a result of a subdivision or combination) in, outstanding Common Stock; or

(c)           any sale or conveyance of all or substantially all of the property or business of the Company and its subsidiaries as an entirety;

then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Holder, an agreement in form satisfactory to the Holder providing that the Holder shall have the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Note immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.  Such agreement shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Section 3.  If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.  The provisions of this Section 3.10 shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

3.11        The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, the full number of Conversion Shares then issuable upon the conversion in full of this Note.

4.           Events of Default.

4.1           An “Event of Default” exists at any time if any of the following occurs (whether such occurrence shall be voluntary or come about or be effected by operation of law or otherwise):

(a)           The Company defaults in the payment of the principal of and accrued interest on this Note when due; or

(b)           The Company’s insolvency, assignment for the benefit of creditors, application for or appointment of a receiver, filing of a voluntary or involuntary petition under any provision of the Federal Bankruptcy Code or amendments thereto or any other federal or state statute affording relief to debtors; or there shall be commenced against the Company any such proceeding or filed against the Company any such application or petition which proceeding, application or petition is not dismissed or withdrawn within ninety (90) days of commencement or filing, as the case may be.

4.2           If any Event of Default shall exist, the Holder may exercise any right, power or remedy permitted to such Holder by law, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued and unpaid on, this Note then outstanding to be, and this Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the Holder such principal and interest.

4.3           During the continuance of an Event or Default and irrespective of whether this Note shall become due and payable pursuant to Section 4.2 and irrespective of whether the Holder shall otherwise have pursued or be pursuing any other rights or remedies, the Holder may proceed to protect and enforce its rights under this Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein.

4.4           No course of dealing on the part of the Holder nor any delay or failure on the part of the Holder to exercise any right shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers and remedies.  All rights and remedies of the Holder hereunder and under applicable law are cumulative to, and not exclusive of, any other rights or remedies the Holder would otherwise have.

5.           Registration Rights.  If at any time after the date hereof, the Company files with the Securities and Exchange Commission a registration statement covering equity securities of the Company, the Company shall include the Conversion Shares in such registration statement.

6.           Restrictions on Transfer.  The Holder may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of this Note without the prior written consent of the Company.

7.           Holder Representations.  By its acceptance of this Note, the Holder represents and warrants to the Company as follows:

(i)           The Holder understands that (A) neither the Note nor the Conversion Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, based upon applicable exemptions from such registration requirements; (B) the Note and Conversion Shares are "restricted securities," as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) neither the Note nor the Conversion Shares may be sold or otherwise transferred by the undersigned unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) a legend to the foregoing effect will be placed on the certificate or certificates representing the Note and Conversion Shares; and (E) stop transfer instructions with respect to the foregoing will be placed with the transfer agent for the Conversion Shares;

(ii)           The Holder is acquiring the Note and, upon conversion of the Note, the Conversion Shares, solely for the account of the Holder and for the purpose of investment and not with a view to, or for resale in connection with, any distribution, with the meaning of the Act.

(iii)          The Holder agrees that it will not sell, transfer, hypothecate or otherwise dispose of the Note or Conversion Shares other than pursuant to an effective registration statement under the Act  or an applicable exemption from registration under the Act;

(iv)          The Holder has received or had access to the Company's reports, registration statements and other documents filed with the SEC on its EDGAR system prior to the date of the consulting agreement;

(v)           The Holder understands that it could lose its entire investment in this Note and can bear the economic risk of such loss;

(vi)          The Holder believes that it has been fully apprised of all facts and circumstances necessary to permit the Holder to make an informed decision about acquiring this Note and that it has sufficient knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in this Note; and

(vii)         The Holder is an “accredited investor” within the meaning of Rule 501 of the Act.

8.           Interpretation of this Note

8.1           Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, including actions taken by or on behalf of any partnership in which such person is a general partner.

8.2           (a)  The titles of the Sections of this Note appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Note as a whole and not to any particular Section or other subdivision. References to Annexes and Sections are, unless otherwise specified, references to Sections of this Note. References to Annexes and Schedules are, unless otherwise specified, references to Schedules attached to this Note.

(b)           Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

8.3           THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. IN ADDITION, THE PARTIES HERETO SELECT, TO THE EXTENT THEY MAY LAWFULLY DO SO, THE INTERNAL LAWS OF THE STATE OF NEW YORK AS THE APPLICABLE INTEREST LAW.

9.           Miscellaneous

9.1           Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note has been converted.

9.2           All communications under this Note shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Company shall be addressed as set forth on Annex 1, or at such other address of which the Company shall have notified the Holder.  Communications to the Holder shall be addressed as set forth on Annex 1, or at such other address of which such Holder shall have notified the Company (and the Company shall record such address in the register for the registration and transfer of this Note).  Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.  Notwithstanding the foregoing provisions of this Section 9.2, service of process in any suit, action or proceeding arising out of or relating to this Note or any transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document hereby, shall be delivered in the manner provided in Section 9.5(c).

9.3           The provisions hereof are intended to be for the benefit of the Holder, from time to time, of this Note, and shall be enforceable by any such Holder whether or not an express assignment to such Holder of rights hereunder shall have been made by the payee or his successors or assigns.  In the event that the payee named herein transfers or assigns less than all of this Note, the term “Holder” as used herein shall be deemed to refer to the assignor and assignee or assignees hereof, collectively, and any action permitted to be taken by the Holder hereunder shall be taken only upon the consent or approval of persons comprising the Holder that own that percentage interest in the principal amount of this Note as shall be designated by the payee named herein at the time of such assignment.

9.4           (a)  This Note may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company and the Holder.

  (b)           Any amendment or waiver consented to as provided in this Section 9.4 shall be binding upon the then current Holder and upon each future holder of this Note and upon the Company whether or not this Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

9.5           (a)          THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY.

(b)           ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS NOTE MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS NOTE, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT. IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c)           EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. EXPRESS, REGISTERED OR CERTIFIED MAIL OR BY NATIONWIDE OVERNIGHT COMMERCIAL COURIER OR DELIVERY SERVICE AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

(d)           NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF THIS NOTE TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER THE COMPANY IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by one of its duly authorized officers or representatives.

SENTISEARCH, INC.

By:	/s/ Joseph K. Pagano
Name: Joseph K. Pagano
Title: Chairman of the Board

Annex I

(1)	If to the Company, to:
SentiSearch, Inc.
1217 South Flagler Drive – 3rd Floor
West Palm Beach, Florida 22401
Attention:
Telephone No.: (805) 684-1830
Facsimile No.: ( )

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York  10174
Attention: Robert J. Mittman, Esq.
Telephone No.:  (212) 885-5000
Facsimile No.:  (212) 885-5001

(2)	If to the payee, to:

with a copy to:

Attention:

Telephone No.: (   )    -
Facsimile No.: ( ) -

[FORM OF ELECTION TO CONVERT]

The undersigned hereby irrevocably elects to exercise its right, pursuant to the Convertible Promissory Note Dated as of October      , 2009 (the “Note”) of SentiSearch, Inc. (the “Company”) in the outstanding principal amount of $_________, which Note is tendered herewith, to convert $__________ of the amount outstanding under the Note to _____ shares of common stock of the Company (the “Shares”), all in accordance with the terms of the Note.  The undersigned requests that a ___________ be registered as the holder of the Shares on the Company’s register with an address of ____________ [, and that a replacement Note in the principal amount of $___________, representing the balance of the principal amount outstanding thereunder after giving effect to this conversion, be issued in the amount of $_________ and delivered to the undersigned].

Dated:	Signature:

(Signature must conform in all respects to name of holder as specified on the face of the Note.)

(Insert Social Security or Other
Identifying Number of Holder)